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                          VAN KAMPEN AMERICAN CAPITAL
                                HIGH YIELD FUND
            SUPPLEMENT DATED MARCH 13, 1998 TO THE PROSPECTUS DATED
        OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                               AND MARCH 9, 1998

    The section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

PORTFOLIO MANAGEMENT. Robert J. Hickey has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1998. Mr. Hickey joined the Adviser in 1989 and became Assistant Vice President of the Adviser in January 1993. Mr. Hickey has been Vice President of the Adviser and Van Kampen American Capital Asset Management, Inc. since June 1995.